CALVERT SMALL/MID-CAP FUND

Supplement to Statement of Additional Information dated May 1, 2025 as may be supplemented and/or revised from time to time

The Board of Trustees of Calvert Small/Mid-Cap Fund (the “Fund” or the “Acquiring Fund”) has approved a proposal by Calvert Research and Management (“CRM”) to effect the reorganization of Calvert Mid-Cap Fund (the “Acquired Fund”) with and into the Acquiring Fund (the “Merger”). Completion of the Merger is subject to various conditions. The Merger is expected to close on or about September 15, 2025.

In addition, the following investment restrictions are added as investment restrictions of the Fund at the end of the numbered list under “INVESTMENT RESTRICTIONS” on or about September 15, 2025:

(9)	Issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed);
(10)	Lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments; or
(11)	Concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

June 12, 2025